As filed with the Securities and Exchange Commission on June 24, 2005
1933 Act File No. 333-125026
1940 Act File No. 811-21770

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
(Check Appropriate Box or Boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. 1 Post-Effective Amendment No. REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 1	☑ ☑ ☐ ☑ ☑
SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
(Exact Name of Registrant as Specified in Articles of Incorporation)
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

(Address of Principal Executive Offices)
(800) 858-8850
(Registrant’s Telephone Number)
Thomas Lynch, Assistant General Counsel
AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
(Name and Address of Agent for Service)
Copy to:
Nori L. Gabert, Deputy General Counsel
AIG SunAmerica Asset Management Corp.
2929 Allen Parkway
Houston, Texas 77019
Jon S. Rand
Dechert LLP
30 Rockefeller Plaza
New York, New York 10112
(212) 698-3500
Leonard B. Mackey, Jr.
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
(212) 878-8000
     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☐
     It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c). If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering Price	Aggregate Offering	Registration
Being Registered	Registered(1)(2)	per Unit(1)	Price(1)(2)	Fee

Common Stock, .001 par value	50,000 shares	$20.00	$1,000,000	$117.70(3)

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)	Includes Shares that may be offered to the underwriters pursuant to an option to cover over-allotments.

(3)	Previously paid.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated June 24, 2005
PROSPECTUS
                                    Shares
SunAmerica Focused Alpha Growth Fund, Inc.
Common Stock
$20.00 per Share

          Investment Objective. SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the investment adviser, actively invests primarily in a small number of equity securities (i.e., common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.
          No Prior Trading History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering. The Fund anticipates that its shares of common stock will be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “FGF.”
(continued on following page)
          Investing in the Fund’s common stock involves certain risks. See “Risk Factors” beginning on page 26 of this prospectus. There can be no assurance that the Fund will achieve its investment objective.

	Per Share	Total

Public offering price	$20.00	$
Sales load(1)	$.90	$
Estimated offering expenses(2)(3)	$.04	$
Proceeds, after expenses, to the Fund	$19.06	$
(notes on following page)
          The underwriters may also purchase up to                     additional shares of common stock at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover overallotments. If this option is exercised in full, the total sales load will be $          and the total proceeds to the Fund, after expenses, will be $          . See “Underwriting.”
          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
          The shares of common stock will be ready for delivery on or about                     , 2005.

Merrill Lynch & Co.		A.G. Edwards

Advest, Inc.	Robert W. Baird & Co.	Banc of America Securities LLC

H&R Block Financial Advisors, Inc.	Ferris, Baker Watts Incorporated	Janney Montgomery Scott LLC

KeyBanc Capital Markets	Morgan Keegan & Company, Inc.	Oppenheimer & Co.

Stifel, Nicolaus & Company Incorporated	SunTrust Robinson Humphrey	Wedbush Morgan Securities Inc.

Wells Fargo Securities

The date of this prospectus is                     , 2005.

(continued from previous page)
          Portfolio Contents. The Fund will invest primarily in equity securities (i.e., common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) selected on the basis of growth criteria. The investment adviser will allocate Fund assets between two subadvisers, one of which manages the large-cap portion of the Fund and the other which manages the small- and mid-cap portion of the Fund. The fund may invest up to 20% of its total assets in fixed income securities, including corporate debt. Investments in corporate debt, if any, may include both investment grade and non-investment grade issues. The Fund will not invest more than 10% of its total assets in securities rated, at the time of acquisition, below investment grade. Below investment grade debt issues are commonly referred to as “high yield” or “junk” bonds and are considered speculative with respect to the issuer’s ability to pay interest and repay principal. The Fund will not invest more than 20% of its assets, at the time of acquisition, in foreign securities, including equity and fixed income securities of governments and companies in emerging markets.
          Investment Adviser. AIG SunAmerica Asset Management Corp. (“SAAMCo” or the “Investment Adviser”) will act as the Fund’s investment adviser. SAAMCo is responsible for selecting the subadvisers for the Fund and supervising the daily business affairs of the Fund, subject to the supervision of the Fund’s Board. SAAMCo has engaged Marsico Capital Management, LLC (“Marsico”) and BAMCO, Inc., a wholly-owned subsidiary of Baron Capital Group, Inc. (“Baron”), as subadvisers to manage the investment of the Fund’s assets. Marsico will manage the large-cap portion of the Fund, and Baron will manage the small- and mid-cap portion of the Fund. See “Management of the Fund.”
          You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in shares of common stock, and you should retain this prospectus for future reference. A Statement of Additional Information, dated                     , 2005 (the “Statement of Additional Information”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 46 of this prospectus, by calling (800) 858-8850 (toll-free) or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).
          The Fund’s shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency.
(notes from previous page)

(1)	For a description of other compensation paid to the underwriters, see “Underwriting.” The Fund’s investment adviser has agreed to pay an annual fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated as additional underwriting compensation. Such amount plus reimbursement of the underwriters’ expenses will not exceed 4.5% of the total price to the public of the common stock in this offering. Such amount plus the sales load will not exceed 9% of the total price to the public of the common stock in this offering. See “Underwriting—Other Relationships.”

(2)	The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting.”

(3)	The Fund will pay organizational expenses and offering costs of the Fund (other than the sales load) up to an aggregate of $.04 per share of the Fund’s common stock. AIG SunAmerica Asset Management Corp. (“SAAMCo”) has agreed to pay organizational expenses and offering costs of the Fund to the extent they exceed $.04 per share of the Fund’s common stock. The aggregate organizational expenses and offering costs to be incurred by the Fund are currently estimated to be $ (including amounts incurred by SAAMCo on behalf of the Fund).

          You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY
          This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s shares of common stock. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risk Factors.”

The Fund	SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering	The Fund is offering shares of common stock (“Common Stock”) through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. You must purchase at least 100 shares of Common Stock ($2,000). The underwriters have been granted an option to purchase up to additional shares of Common Stock to cover overallotments. The initial public offering price is $20.00 per share. SAAMCo has agreed to pay organizational expenses and offering costs of the Fund to the extent they exceed $.04 per share of the Fund’s Common Stock. See “Underwriting.”

Listing and Symbol	The Fund anticipates that its Common Stock will be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “FGF.”

Investment Objective and Policies	The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Investment Adviser, actively invests primarily in a small number of equity securities (i.e., common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.

The Fund will invest primarily in equity and equity-related securities selected on the basis of growth criteria. Initially, the Investment Adviser will allocate Fund assets between two subadvisers, one of which manages the large-cap portion of the Fund and the other which manages the small- and mid-cap portion of the Fund. The Fund currently will invest approximately 65% of its assets in the large-cap portion of the Fund and 35% of its assets in the small- and mid-cap portion of the Fund. The percentages mentioned above reflect the projected asset allocations under normal market conditions. The Investment Adviser has based the target investment percentages in the large-cap and small- and mid-cap portions of the Fund on the degree to which the Investment Adviser believes the equity securities, in combination, to be appropriate for the Fund’s investment objective. The Investment Adviser may rebalance the percentages from time to time.

The Investment Adviser may, subject to Board of Directors and shareholder approval, or as otherwise provided by the Securities and Exchange Commission, engage other or additional subadvisers.

Under normal market conditions, the Fund will hold up to a total of 30 securities, including approximately 10 securities in the large-cap portion of the Fund and approximately 20 securities in the small- and mid-cap portion of the Fund. The large-cap portion of the Fund will have a dollar-weighted average market capitalization of $13 billion or more, although specific issuers held in this portion of the Fund may have a market capitalization of less than that amount. The small- and mid-cap portion of the Fund will have a dollar-weighted average market capitalization of less than $13 billion, although specific issuers held in this portion of the Fund may have a market capitalization of greater than that amount. Each subadviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Fund. On a quarterly basis, SAAMCo will monitor the Fund’s holdings to ensure that the Fund maintains the required level of diversification and otherwise conducts its operation to qualify as a “regulated investment company” for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

If one of the Fund’s subadvisers believe that extraordinary conditions affecting financial markets warrant, the subadviser’s portion of the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on the declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on a subadviser’s investment outlook.

Investment Adviser	AIG SunAmerica Asset Management Corp. (“SAAMCo” or the “Investment Advisor”), the investment adviser of the Fund, is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, SAAMCo is responsible for selecting the Subadvisers for the Fund and supervising the daily business affairs of the Fund, subject to the supervision of the Fund’s Board. As of March 31, 2005, SAAMCo had approximately $41 billion of assets under management and/or administration.

SAAMCo is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund’s average daily total assets.

SAAMCo has engaged Marsico Capital Management, LLC (“Marsico”) and BAMCO, Inc., a wholly-owned subsidiary of Baron Capital Group, Inc. (“Baron”) as subadvisers (collectively, the “Subadvisers”) to manage the investment of the Fund’s assets. Marsico will manage the large-cap portion of the Fund, and Baron will manage the small- and mid-cap portion of the Fund.

Each Subadviser is paid by SAAMCo a fee equal to a percentage of the average daily total assets of the Fund allocated to the Subadviser.

Administrator	SAAMCo also serves as administrator to the Fund. Under the Administration Agreement, SAAMCo is responsible for performing administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board. SAAMCo will provide the Fund with regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. SAAMCo’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, SAAMCo is entitled to receive a monthly fee at the annual rate of .04% of the Fund’s average daily total assets.

Risk Factors	Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s Common Stock:

Non-diversified Status. As a non-diversified investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Stock. The Fund intends to comply with the diversification requirements of the Code, applicable to regulated investment companies. See “Taxes” in the Statement of Additional Information.

No Operating History. The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Key Subadviser Personnel Risk. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Subadvisers. If one or more of the key individuals leaves the Subadvisers, the Subadvisers may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Investment and Market Risk. An investment in Common Stock is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The shares of Common Stock at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Securities Risk. Foreign issuers are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of change in foreign currency exchange rates. The Fund will not invest more than 20% of its assets, at the time of acquisition, in foreign securities, including equity and fixed income securities of governments and companies in emerging markets. However, the Fund has no other investment restrictions with respect to investing in foreign issuers. See “Risk Factors—Foreign Securities Risk.”

Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Income Risk. The income holders of Common Stock (“Common Stock Shareholders”) receive from the Fund is based primarily on the dividends and interest it earns from its investments. To the extent that dividend and interest income are not enough to cover the level distribution intended to be made on the Fund’s Common Stock, the income Common Stock Shareholders will receive will be short-term capital gains followed by long-term capital gains. If the Fund does not have short-term or long-term capital gains or has losses, the distribution Common Stock Shareholders will receive will be a return of capital. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Stock Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Hedging Risk. There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Subadvisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Subadvisers’ judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Non-Investment Grade Securities Risk. The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by the Subadvisers. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Short Sale Risk. The Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. In a short sale, the short seller is exposed to the risk of being forced to deliver stock to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. A short sale creates the risk of unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position.

Derivatives Risk. The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts and short sales in connection with its equity investments. Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Preferred Securities Risk. In addition to credit risk, investment in preferred securities carries certain other risks. An issuer may defer or skip distributions, including dividend payments, which may require the Fund to report income for tax purposes on distributions it has not received. In addition, an issuer may call for a redemption in the event of tax or security law changes, or pursuant to call features attached to the preferred securities. In these events, the Fund may not be able to reinvest the proceeds at comparable rates of return. Further, preferred securities typically do not provide for voting rights, and are subordinated to debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments (and thus subject to greater credit risk than the debt instruments). Preferred securities may also be substantially less liquid than many other securities.

Debt Securities Risk. In addition to credit risk, investment in debt securities carries certain other risks. An issuer may call for a redemption in the event of tax or security law changes, or pursuant to call features attached to the debt securities. In these events, the Fund may not be able to reinvest the proceeds at comparable rates of return. Further, debt securities typically do not provide for voting rights, and certain debt securities may be substantially less liquid than many other securities.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that SAAMCo and/or the Subadvisers believe appropriate, and offer greater potential for gains and losses.

Liquidity Risk. Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Subadvisers or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors of the Fund.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Stock may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Stock may be less than the public offering price. The returns earned by Common Stock Shareholders who purchased their Common Stock in this offering and sell their Common Stock below net asset value will be reduced.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Subadvisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation, dated May 18, 2005 (the “Articles”), include provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Board of Directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Conversion to Open-End Fund” and “Anti-Takeover Provisions in the Articles of Incorporation.”

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income. Neither Subadviser will consider portfolio turnover as a limiting factor in the management of the Fund.

Distributions	The Fund intends to make a level dividend distribution each quarter to Common Stock Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Directors from time to time. If the amount of the Fund’s net investment company taxable income (which term includes net short-term capital gain) and net tax-exempt income, if any, determined as of the close of the Fund’s taxable year, is less than the aggregate amount of the quarterly distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining net investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain, if any, realized during the year. The total distributions made in any calendar year generally would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the Fund’s current and accumulated earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. See “Distributions.”

The Fund will apply to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Stock calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit the Fund to make distributions with respect to any preferred shares that may be issued by the Fund in accordance with such shares’ terms. No assurance can be given that the Securities and Exchange Commission will grant the exemption to the Fund. The initial distribution is expected to be declared approximately days after the completion of this offering and paid on or about December , 2005, depending on market conditions. See “Distributions.”

The level dividend distribution described above would result in the payment of approximately the same amount or percentage to Common Stock Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Stock Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Stock Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Stock Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the interest on any preferred shares that the Fund may issue, if ever. See “Distributions.”

Dividend Reinvestment and Cash Purchase Plan	Unless a Common Stock Shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional Common Stock under the Fund’s dividend reinvestment and cash purchase plan. Common Stock Shareholders who elect not to participate in the Fund’s dividend reinvestment and cash purchase plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee). See “Dividend Reinvestment and Cash Purchase Plan.”

Stock Purchases and Tenders	The Fund’s Board of Directors currently contemplates that the Fund, at least once each year, may consider repurchasing the Common Stock in the open market or in private transactions, or tendering for shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. There can be no assurance that the Board of Directors will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.

Custodian and Accounting Agent	State Street Bank & Trust Company serves as the Fund’s custodian and accounting agent. See “Custodian and Transfer Agent.”

Transfer Agent	EquiServe Trust Company, N.A., a fully owned subsidiary of Computershare Shareholder Services, Inc., serves as the Fund’s transfer agent and registrar. See “Custodian and Transfer Agent.”

SUMMARY OF FUND EXPENSES
          The following table shows Fund expenses as a percentage of net assets attributable to shares of Common Stock:

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.5%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	.20%
Dividend Reinvestment and Cash Purchase Plan Fees	None (2)

Percentage of Net Assets
Attributable to Common Stock
(assuming no financial
leverage is used)
Annual Expenses
Investment Advisory Fees	1.00%
Other Expenses(3)	.20%
Total Annual Fund Operating Expenses	1.20%

(1)	The Fund will pay organizational expenses and offering costs of the Fund (other than the sales load) up to an aggregate of $.04 per share of the Fund’s common stock. SAAMCo has agreed to pay organizational expenses and offering costs of the Fund to the extent they exceed $.04 per share of the Fund’s common stock. See “Underwriting.”

Offering costs borne by Common Stock Shareholders will result in a reduction of capital of the Fund attributable to the Common Stock.

(2)	You will be charged a $ service charge and pay brokerage charges if you direct the plan agent to sell your shares of Common Stock held in a dividend reinvestment account.

(3)	“Other Expenses” are based on estimated amounts for the current fiscal year and include administration fees of .04%.
          The purpose of the table above and the example below is to help a holder of Common Stock understand the fees and expenses that such holder would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately                      shares of Common Stock. If the Fund issues fewer shares of Common Stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Stock. See “Management of the Fund.”
Example
          The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $          ) that you would pay on a $1,000 investment in Common Stock, assuming (i) total annual expenses of 1.20% of net assets attributable to Common Stock and (ii) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$57	$81	$108	$184

*	The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return.

THE FUND
          The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on May 18, 2005, pursuant to its Articles of Incorporation and has no operating history. The Fund’s principal office is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and its telephone number is (800) 858-8850 (toll-free).
USE OF PROCEEDS
          The net proceeds of this offering of Common Stock will be approximately $          ($          if the underwriters exercise the overallotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) expected to be approximately $.04 per share of Common Stock. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested.
INVESTMENT OBJECTIVE AND POLICIES
General
          The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through Subadvisers selected by the Investment Adviser, actively invests primarily in a small number of equity (i.e., common stocks) securities and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.
          The Fund will invest primarily in equity and equity-related securities selected on the basis of growth criteria. Initially, the Investment Adviser will allocate Fund assets between two subadvisers, one of which manages the large-cap portion of the Fund and the other which manages the small- and mid-cap portion of the Fund. The Fund currently will invest approximately 65% of its assets in the large-cap portion of the Fund and 35% of its assets in the small- and mid-cap portion of the Fund. The percentages mentioned above reflect the projected asset allocations under normal market conditions. The Investment Adviser has based the target investment percentages in the large-cap and small-and mid-cap portions of the Fund on the degree to which the Investment Adviser believes the equity securities, in combination, to be appropriate for the Fund’s investment objective. The Investment Adviser may rebalance the percentages from time to time.
          The Investment Adviser may, subject to Board of Directors and shareholder approval, or as otherwise provided by the Securities and Exchange Commission, engage other or additional Subadvisers.
          Under normal market conditions, the Fund will hold up to a total of 30 securities, including approximately 10 securities in the large-cap portion of the Fund and approximately 20 securities in the small- and mid-cap portion of the Fund. The large-cap portion of the Fund will have a dollar-weighted average market capitalization of $13 billion or more, although specific issuers held in this portion of the Fund may have a market capitalization of less than that amount. The small- and mid-cap portion of the Fund will have a dollar-weighted average market capitalization of less than $13 billion, although specific issuers held in this portion of the Fund may have a market capitalization of greater than this amount. Each Subadviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Fund. On a quarterly basis, SAAMCo will monitor the Fund’s holdings to ensure that the Fund maintains the required level of diversification and otherwise conducts its operations to qualify as a regulated investment company for purposes of Subchapter M of the Code.

          If one of the Fund’s Subadvisers believe that extraordinary conditions affecting financial markets warrant, the Subadviser’s portion of the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on the declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on a Subadviser’s investment outlook.
Investment Strategy
          SAAMCo supervises the daily business affairs of the Fund and provides various administrative services to the Funds. SAAMCo has delegated portfolio management responsibilities to Marsico and Baron. The Subadvisers are responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates for their respective portions of the Fund.
          Generally, securities will be purchased or sold on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Subadvisers do not expect such investments to comprise more than 15% of the Fund’s total assets (determined at the time the investment is made).
          Under the Fund’s focused investment approach, the Fund invests in a small number of equity securities (i.e., common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets. As a result, the Fund’s investment positions may be concentrated in only a relatively small number of industries. The Fund will attempt to diversify within various sectors, as appropriate, to lower volatility. The Fund also does not have restrictions on the levels of portfolio turnover.
          The Subadvisers may invest the Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Subadvisers’ recommendations and the portfolio managers’ decisions are subjective.
          Marsico will manage the large-cap portion of the Fund, and Baron will manage the small- and mid-cap portion of the Fund. The investment strategy employed by each of Marsico and Baron is set forth below.

Marsico
          In selecting investments for the Fund, Marsico uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.
          The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.
          Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

          As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company’s management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
          Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company’s fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

Baron
          Baron is a long-term investor in businesses. Baron believes it can gain an investment advantage through its independent and exhaustive research of companies. Baron’s bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals. Baron does not rely just on brokerage firm research, computer based screening, or technical analysis. Often, historical results and the outlook for near-term earnings are not indicative of the superior longer-term prospects that have been identified through Baron’s research efforts. Baron believes that it can deliver superior, consistent returns and control risk by investing in companies that are undervalued by the marketplace and, based on extensive fundamental analysis, exhibit the potential for long-term appreciation.
Portfolio Investments

Common Stocks
          Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occurs. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Initial Public Offerings
          The Fund may purchase securities that are made available in Initial Public Offerings (“IPOs”). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. As a Fund’s asset base increases, IPOs often have a diminished effect on the Fund’s performance.

Preferred Stocks
          Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

          Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
          In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Subadvisers would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.
          Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.
          Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities
          Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 15% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Fund will be eligible to purchase securities in Rule 144A transactions if and when it owns at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds and Other Debt Securities
          The Fund may invest up to 20% of its total assets in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.
          The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s or lower than BBB by S&P), or their equivalent as determined by the Subadvisers. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds (“ETFs”)
          The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (“NASDAQ”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Foreign Securities
          Foreign securities include American Depositary Receipts (ADRs), securities of companies organized outside of the United States, securities of companies that derive greater than 50% of its revenue from activities outside the United States or the securities of companies that are listed and primarily trade on a foreign exchange. Under normal circumstances, the Fund may invest up to 20% of its net assets in securities of foreign issuers. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities).
          Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.
          The Fund’s investments in debt securities may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 20% of its assets, at the time of acquisition, in foreign securities, including equity and fixed income securities of governments and companies in emerging markets.

Warrants
          The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
          Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached
          The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.
          Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Other Investments
          The Fund may, although it has no present intention to do so, engage in borrowings for investment purposes and/or issue preferred shares as leverage. For more information, see “Additional Investment Information and Restrictions” and “Additional Risk Factors” in the Statement of Additional Information.

Investment Techniques
          The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities
          In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.
          Similarly, the Securities and Exchange Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.
          The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

          The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.
          As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.
          In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices
          The Fund may purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Subadviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that the Subadviser’s judgment in this respect will be correct.
          When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales
          The Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that a Subadviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.
          A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
          The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
          If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.
          The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.
          Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, neither Subadviser is under an obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts
          The Fund may enter into stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission.
          Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. The Fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (“CEA”) and, therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.
          Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described below for covered options on securities (see “Investment Objective and Policies—Investment Techniques—Options on Securities”). However, even if “covered,” these instruments could have the effect of leveraging the Fund’s portfolio.
          The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).
          The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.
          An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).
          With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.
          While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Subadvisers’ ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Subadvisers’ judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions
          New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if a Subadviser deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund’s total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery.
          The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund’s when-issued and delayed delivery purchase commitments will be established and maintained with the Fund’s custodian.
          Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Forward Contracts on Foreign Currencies
          The Fund may engage in forward contracts on foreign currency. A forward contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a forward contract on foreign currencies. The Fund does not intend to utilize forward contracts on foreign currencies other than for bona fide hedging purposes.
          A Fund may use forward contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of forward contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Temporary Investments
          From time to time, as one or both Subadvisers deem warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover
          Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains. Neither Subadviser will consider portfolio turnover as a limiting factor in the management of the Fund.

Illiquid Securities
          The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Subadvisers pursuant to procedures adopted by the Board of Directors, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.
          It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements
          A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund’s assets. Cash held for securities sold by the Fund are not included in the Fund’s assets when making this calculation.

RISK FACTORS
          Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.
Non-Diversified Status
          As a non-diversified investment company under the 1940 Act, the Fund is less limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See “Federal Income Tax Matters” in this prospectus and “Taxes” in the Statement of Additional Information. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund’s net asset value.
          In the unlikely event application of the Fund’s strategy would result in a violation of these requirements of the Code, the Fund would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.
No Operating History
          The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.
Key Subadviser Personnel Risk
          The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Subadvisers. If one or more of the key individuals leaves the Subadvisers, the Subadvisers may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.
Investment and Market Risk
          An investment in Common Stock is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Stock at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.
Issuer Risk
          The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Foreign Securities Risk
          The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.
Emerging Markets Risk
          Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Income Risk
          The income Common Stock Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments. To the extent that dividend and interest income are not enough to cover the level distribution intended to be made on the Fund’s Common Stock, the income Common Stock Shareholders will receive will be short-term capital gains followed by long-term capital gains. If the Fund does not have short-term or long-term capital gains or has losses, the distribution Common Stock Shareholders will receive will be a return of capital. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Stock Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.
Hedging Risk
          Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.
          There are economic costs of hedging reflected in the pricing of futures and options which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in the Subadvisers’ choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.
          There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Subadvisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Subadvisers’ judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.
Non-Investment Grade Securities Risk
          The Fund’s investments in preferred stocks and bonds of below investment grade quality (i.e., securities rated lower than Baa by Moody’s or lower than BBB by S&P), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 10% of its total assets in debt securities that are rated at the time of purchase below Baa by Moody’s or BBB as determined by S&P, or, if unrated, determined to be of comparable quality by the Subadvisers. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.
Short Sale Risk
          The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate and maintain daily cash or liquid securities at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss, which may be unlimited, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.
Derivatives Risk
          Derivative transactions (such as futures contracts and options thereon, options, and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.
Preferred Securities Risk
          In addition to credit risk, investment in preferred securities carries certain risks including:

•	Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferred”) or defer (in the case of “cumulative preferred”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

•	Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

•	Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•	Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

Debt Securities Risk
          In addition to credit risk, investment in debt securities carries certain risks including:

•	Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Small and Medium Cap Company Risk
          Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Subadvisers believe appropriate, and offer greater potential for gains and losses.

Liquidity Risk
          Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by a Subadviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors of the Fund.
Market Price of Shares
          The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Stock may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Stock may be less than the public offering price. The returns earned by Common Stock Shareholders who sell their Common Stock below net asset value will be reduced.
Management Risk
          The Fund is subject to management risk because it is an actively managed portfolio. The Subadvisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Anti-Takeover Provisions
          The Fund’s Articles of Incorporation include provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Articles of Incorporation.”
Portfolio Turnover Risk
          The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income. Neither Subadviser will consider portfolio turnover as a limiting factor in the management of the Fund.
MANAGEMENT OF THE FUND
Directors And Officers
          The Board of Directors is responsible for the overall management of the Fund, including supervision of the duties performed by SAAMCo. There are seven directors of the Fund. One of the directors is an “interested person” (as defined in the 1940 Act) of the Fund. The directors will select a Chairperson. The name and business address of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Directors and Officers” in the Statement of Additional Information. SAAMCo permits its directors, officers and employees to serve as directors or officers of the Fund, without cost to the Fund.

Investment Adviser and Subadvisers
          SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, serves as Investment Adviser to the Fund. SAAMCo was organized as a Delaware corporation in 1982. It is an indirect, wholly owned subsidiary of AIG SunAmerica, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. See “Legal Proceedings.”
          SAAMCo provides investment advice and management services to mutual funds and private accounts. As of March 31, 2005, SAAMCo managed, advised or administered assets of more than $41 billion.
          Pursuant to its investment advisory agreement (“Advisory Agreement”) with the Fund, SAAMCo oversees the administration of certain aspects of the business and affairs of the Fund, and selects, contracts with and compensates the Subadvisers to manage the Fund’s assets. SAAMCo monitors the compliance of the Subadvisers with the investment objective and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically on such performance to the Board of Directors. Pursuant to the Advisory Agreement, the Fund will pay SAAMCo a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund. The Advisory Agreement provides that SAAMCo can select, subject to the approval of the Board of Directors but without shareholder approval, new unaffiliated Subadvisers for the Fund, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement if the Securities and Exchange Commission grants it exemptive relief to do so.
          Marsico and Baron have been retained by SAAMCo as the Subadvisers to the Fund to manage the investment and reinvestment of the Fund’s assets.
          Marsico is a Delaware limited liability company and a wholly-owned indirect subsidiary of Bank of America Corp. and is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. As of March 31, 2005, Marsico had approximately $46 billion in assets under management.
          Baron is a New York corporation located at 767 5th Avenue, 49th Floor, New York, New York 10153. As of March 31, 2005, Baron had approximately $11.6 billion in assets under management.
          Pursuant to the investment subadvisory agreements (“Subadvisory Agreements”) between SAAMCo and Marsico and Baron, respectively, Marsico and Baron select the investments made by the Fund. Marsico will manage the large-cap portion of the Fund and is entitled to receive a fee at the annual rate of .40% of the Fund’s average daily total assets managed in the large-cap portion of the Fund. Baron will manage the small-and mid-cap portion of the Fund and is entitled to receive a fee at the annual rate of .60% of the Fund’s average daily total assets managed in the small- and mid-cap portion of the Fund. Each Subadviser is paid by SAAMCo.
          The Advisory and Subadvisory Agreements were approved by the Board of Directors and will be continued from year to year so long as the continuance is approved at least annually (a) by the vote of a majority of the Fund’s Directors who are not “interested persons” of the Fund or SAAMCo (or Marsico or Baron in the case of the Subadvisory Agreements) cast in person at a meeting specifically called for the purpose of voting on such approval and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. The Advisory and Subadvisory Agreements will terminate automatically in the event of their assignment. Each agreement may be terminated at any time without penalty on sixty (60) days’ notice by the Directors or SAAMCo, or, in the case of the Subadvisory Agreement, by Marsico or Baron, as well.

Portfolio Management
          The following individuals are the Fund’s portfolio managers.
Marsico
Thomas F. Marsico
          Thomas F. Marsico is the portfolio manager of the large-cap portion of the Fund. Mr. Marsico is the Chief Investment Officer of Marsico Capital Management, and also co-manages the investment program of the SunAmerica Focused Large Cap Growth Portfolio, the SunAmerica Focused Growth and Income Portfolio, the Seasons Series Trust Focus Growth Portfolio and the Seasons Series Trust Focus Growth and Income Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund’s inception date) through August 11, 1997.
Baron
Ronald Baron
          Ronald Baron is the portfolio manager of the small-cap and mid-cap portion of the Fund. Mr. Baron is the founder, Chief Executive Officer and Chairman of Baron Capital Group, Inc. and its subsidiaries. BAMCO, Inc. (BAMCO), established in 1987 is one of its subsidiaries. He began to manage money for others on a discretionary basis in 1975. In 1982 he established Baron Capital Inc. He has been Portfolio Manager of the Baron Funds flagship fund, Baron Asset Fund and of Baron Growth Fund since their inception. Mr. Baron also manages the SunAmerica Focused 2000 Growth Portfolio.
          The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Administrator
          SAAMCo also serves as administrator to the Fund. Under the Administration Agreement, SAAMCo is responsible for performing administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board. SAAMCo will provide the Fund with regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. SAAMCo’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, SAAMCo is entitled to receive a monthly fee at the annual rate of .04% of the Fund’s average daily total assets.
Estimated Expenses
          SAAMCo is obligated to pay expenses associated with providing the services contemplated by the agreements to which it is a party, including compensation of and office space for its respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Except to the extent otherwise specified in those agreements, the Fund pays, or causes to be paid, all other expenses of the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation.
          On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the overallotment option, SAAMCo estimates that the Fund’s annual operating expenses will be approximately $          . No assurance can be given, in light of the Fund’s investment objectives and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate.
          The Fund will pay organizational expenses and offering costs of the Fund (other than the sales load) up to an aggregate of $.04 per share of the Fund’s common stock. SAAMCo has agreed to pay organizational expenses and offering costs of the Fund to the extent they exceed $.04 per share of the Fund’s common stock. The aggregate organizational expenses and offering costs to be incurred by the Fund are currently estimated to be $          (including amounts incurred by SAAMCo on behalf of the Fund).
          Each Subadvisory Agreement authorizes the Subadviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.
NET ASSET VALUE
          The net asset value per share (“NAV”) for the Fund is determined no less than each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Fund’s Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.
          As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.
          The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of these Funds’ shares may change on days when the Fund’s shares do not trade.

DISTRIBUTIONS
          The Fund intends to make a level dividend distribution each quarter to Common Stock Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Directors from time to time. If the amount of the Fund’s net investment company taxable income (which term includes net short-term capital gain) and net tax-exempt income, if any, determined as of the close of the Fund’s taxable year, is less than the aggregate amount of the quarterly distributions, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining net investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. The total distributions made in any calendar year generally would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
          The Fund will apply the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Stock calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit the Fund to make distributions with respect to any preferred shares that may be issued by the Fund in accordance with such shares’ terms. No assurance can be given that the Securities and Exchange Commission will grant the exemption to the Fund.
          The level dividend distribution described above would result in the payment of approximately the same amount or percentage to Common Stock Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Stock Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Stock Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Stock Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the interest on any preferred shares that the Fund may issue, if ever.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
          The Fund has adopted a Distribution Reinvestment and Cash Purchase Plan (the “Plan”), through which all net investment income dividends and capital gains distributions are paid to Common Stock Shareholders in the form of additional shares of the Fund’s Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a Common Stock Shareholder elects to receive cash as provided below. In this way, a Common Stock Shareholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

          No action is required on the part of a registered Common Stock Shareholder to receive a distribution in shares of Common Stock of the Fund. A registered Common Stock Shareholder may elect to receive an entire distribution in cash by notifying EquiServe Trust Company, N.A., a fully owned subsidiary of Computershare Shareholders Services, Inc. (“EquiServe”), the Plan Agent and the Fund’s transfer agent and registrar, in writing so that such notice is received by EquiServe no later than 10 days prior to the record date for distributions to Common Stock Shareholders. EquiServe will set up an account for shares acquired through the Plan for each Common Stock Shareholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form. Contact information for the Plan Agreement is set forth under “Custodian and Transfer Agent.”
          Those Common Stock Shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.
          The Fund uses only newly-issued shares to implement the Plan, whether its shares are trading at a premium or at a discount to NAV. The number of shares to be issued to a Common Stock Shareholder is determined by dividing the total dollar amount of the distribution payable to such Common Stock Shareholder by the market price per share of the Fund’s Common Stock at the close of regular trading on the New York Stock Exchange on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on New York Stock Exchange or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of the Fund’s Common Stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Fund’s Common Stock Shareholder have been tabulated.
          There is no charge to Common Stock Shareholder for receiving their distributions in the form of additional shares of the Fund’s Common Stock. EquiServe’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to EquiServe to have EquiServe sell part or all of the shares held by EquiServe in the Participant’s account and remit the proceeds to the Participant, EquiServe is authorized to deduct a $  transaction fee plus brokerage commissions from the proceeds.
          Common Stock Shareholder who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are Common Stock Shareholder who elect to receive their distributions in cash. A Common Stock Shareholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the Common Stock Shareholder in the form of additional shares.
FEDERAL INCOME TAX MATTERS
          The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Stock Shareholder that acquires, holds and/or disposes of Common Stock of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.
          The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income from an interest in a “qualified publicly traded partnership,” as defined in the Code; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.” For purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a “qualified publicly traded partnership.” If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.
          The Fund intends to make quarterly distributions of net investment income after payment of dividends on any outstanding preferred shares or interest on any outstanding borrowings. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Common Stock of the Fund pursuant to the Plan. For federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of net investment income and net short-term capital gains, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed as ordinary income. Distributions of the Fund’s net capital gains (the excess of any long-term capital gains over short-term capital losses) (“capital gain dividends”), if any, are taxable to Common Stock Shareholders as long-term capital gains to the extent that the Fund properly designates such distributions as capital gain dividends, regardless of the length of time shares of Common Stock have been held by Common Stock Shareholders. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s Common Stock and, after that basis has been reduced to zero, will constitute capital gains to the Common Stock Shareholder (assuming the shares of Common Stock are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. With respect to the quarterly distributions of net investment income described above, it may be the case that any “level load” distributions would result in a return of capital to the Common Stock Shareholders. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions or other distributions including qualified dividend income as described below. See “Distributions” for a more complete description of such returns and the risks associated with them.
          Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Stock Shareholder and the Fund and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.
          A dividend paid by the Fund to a Common Stock Shareholder will not be treated as qualified dividend income of the Common Stock Shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
          Selling Common Stock Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Stock Shareholder’s adjusted tax basis in the Common Stock sold and the amount received. If the shares of Common Stock are held as a capital asset, the gain or loss will be a capital gain or loss. Under the current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares of Common Stock. For purposes of determining whether shares of Common Stock have been held for six months or less, the holding period is suspended for any periods during which the Common Stock Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Stock will be disallowed to the extent those shares of Common Stock are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Stock (whether through the reinvestment of distributions, which could occur, for example, if the Common Stock Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares of Common Stock will be adjusted to reflect the disallowed loss. The ability to otherwise deduct capital losses is subject to limitations under the Code.
          An investor should be aware that, if Common Stock is purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Stock, in effect resulting in a taxable return of some of the purchase price.
          Taxable distributions to individuals and certain other non-corporate Common Stock Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently 28%).
          An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
          The foregoing briefly summarizes some of the important federal income tax consequences to Common Stock Shareholders of investing in Common Stock, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE
          The Fund is a corporation organized under the laws of the state of Maryland pursuant to Articles of Incorporation dated May 18, 2005 and filed with the State Department of Assessments and Taxation of Maryland on that date. The Articles of Incorporation provide that the Directors of the Fund may authorize separate classes of shares; approve the Articles to increase or decrease the approved number of shares of stock of the corporation or the number of shares of any class that the Fund has authority to issue; and classify or reclassify any unissued shares by action of the Board of Directors. The Directors have currently authorized 200,000,000 shares of common stock (par value $.001 per share), amounting in aggregate par value of $200,000. The Fund will hold annual meetings of Common Stock Shareholders in compliance with the requirements of the New York Stock Exchange.
Common Shares
          The Articles of Incorporation permits the Fund to issue an unlimited number of full and fractional shares of Common Stock, par value of $.001 per share. Each share of Common Stock represents an equal proportionate interest in the assets of the Fund with each other share of Common Stock in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board of Directors. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Common Stock. Each whole share of Common Stock shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Articles of Incorporation on file with the Securities and Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Directors may distribute the remaining assets of the Fund among the Common Stock Shareholders.
          While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Stock could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.
          The Fund has no present intention of offering additional Common Stock, except as described herein. Other offerings of its Common Stock, if made, will require approval of the Board of Directors. Any additional offering will not be sold at a price per share of Common Stock below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Stock Shareholders or with the consent of a majority of the Fund’s outstanding shares of Common Stock. The shares of Common Stock have no preemptive rights.

          The Fund will not issue Common Stock certificates.
Repurchase of Shares And Other Discount Measures
          Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Directors has determined that from time to time it may be in the interest of Common Stock Shareholders for the Fund to take corrective actions. The Board of Directors, in consultation with SAAMCo, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Stock and will consider such factors as the market price of the Common Stock, the net asset value of the Common Stock, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. Any such repurchase and/or tender offers are at the sole discretion of the Board of Directors and there are no assurances that the Board of Directors will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund’s Common Stock trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Stock might trade at a discount to net asset value and that any such discount may not be in the interest of Common Stock Shareholders, the Board of Directors, in consultation with SAAMCo, from time to time may review possible actions to reduce any such discount.
ANTI-TAKEOVER PROVISIONS IN ARTICLES OF INCORPORATION
          The Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Directors, and could have the effect of depriving Common Stock Shareholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Directors is divided into three classes, with the term of one class expiring at each annual meeting of Common Stock Shareholders. At each annual meeting, one class of Directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Directors or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Director and are entitled to vote on the matter.
          The Fund’s Articles of Incorporation provide that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least 80% of the Directors and 80% of the affected shareholders.
          The Board of Directors has determined that provisions with respect to the Board of Directors and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interest of Common Stock Shareholders generally. Reference should be made to the Articles of Incorporation on file with the Securities and Exchange Commission for the full text of these provisions.
CONVERSION TO OPEN-END FUND
          The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) 80% of the Directors then in office; (ii) the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter; and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the Securities and Exchange Commission applicable to open-end management investment companies, including the limitation that open-end management investment companies invest no more than 15% in illiquid securities. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Stock. In the event of conversion, the Common Stock would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board of Directors believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Directors would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Stock would be sold at net asset value plus a sales load.

UNDERWRITING
          Subject to the terms and conditions stated in a purchase agreement dated                     , 2005, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of shares of Common Stock set forth opposite the name of such underwriter.

Number
Underwriter	of Shares

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
A.G. Edwards & Sons, Inc.
Advest, Inc.
Robert W. Baird & Co. Incorporated
Banc of America Securities LLC
H&R Block Financial Advisors, Inc.
Ferris, Baker Watts, Incorporated
Janney Montgomery Scott LLC
KeyBanc Capital Markets, a Division of McDonald Investments Inc.
Morgan Keegan & Company, Inc.
Oppenheimer & Co. Inc.
Stifel, Nicolaus & Company, Incorporated
SunTrust Capital Markets, Inc.
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC

Total

          The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the shares of Common Stock sold under the purchase agreement if any of the shares of Common Stock are purchased. In the purchase agreement, the Fund and SAAMCo have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.
Commissions and Discounts
          The underwriters propose to initially offer some of the Common Stock directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Stock to certain dealers at the public offering price less a concession not in excess of $           per share. The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $           per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Stock purchased on or before                     , 2005.

          The following table shows the public offering price, estimated organizational and offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option

Public offering price	$20.00	$	$
Sales load	$.90	$	$
Estimated offering expenses	$.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$	$
          The expenses of the offering are estimated to total $          , of which $          is to be paid by the Fund. The Fund has agreed to pay the underwriters $.00667 per share of Common Stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Stock sold in this offering. The Fund will pay organizational expenses and offering costs of the Fund (other than the sales load) up to an aggregate of $.04 per share of the Fund’s Common Stock. SAAMCo has agreed to pay organizational expenses and offering costs of the Fund to the extent they exceed $.04 per share of the Fund’s Common Stock.
Overallotment Option
          The Fund has granted the underwriters an option to purchase up to                     additional shares of Common Stock at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.
Price Stabilization, Short Positions and Penalty Bids
          Until the distribution of the Common Stock is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund’s Common Stock. However, the representatives may engage in transactions that stabilize the price of the Common Stock, such as bids or purchases to peg, fix or maintain that price.
          If the underwriters create a short position in the Common Stock in connection with the offering (i.e., if they sell more Common Stock than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Stock in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Stock sold in this offering for their account may be reclaimed by the syndicate if such shares of Common Stock is repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Stock to stabilize the price or to reduce a short position may cause the price of the Common Stock to be higher than it might be in the absence of such purchases.
          Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Stock. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
          The Fund has agreed not to offer or sell any additional shares of Common Stock for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Stock to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund’s Dividend Reinvestment and Cash Purchase Plan.

          The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund’s portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.
          The Common Stock will be sold in a manner intended to ensure that the New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.
Other Relationships
          SAAMCo has also agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. This additional compensation will be payable quarterly at the annual rate of .15% of the Fund’s average daily total assets (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage) during the continuance of the Advisory Agreement between SAAMCo and the Fund or other subsequent advisory agreement between SAAMCo and the Fund. Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to, among other things, provide certain after-market support services to SAAMCo, as requested by SAAMCo, including services designed to maintain the visibility of the Fund on an ongoing basis and to provide, as requested by SAAMCo, relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The total amount of these additional payments to                     for these services and the transaction processing fee will not exceed      % of the total price to the public of the Common Stock sold in this offering.
          The total amount of the additional compensation fees payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated, plus the partial reimbursement of $.00667 per share of Common Stock to the underwriters, will not exceed 4.5% of the total price to the public of the Common Stock sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of common stock, including the sales load, will be limited to 9.0% of the total price to the public of the Common Stock sold in this offering.
          Banc of America Securities LLC, one of the underwriters, is an affiliate of Marsico Capital Management, LLC, one of the Subadvisers.
          The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.
          One or more of the underwriters of the Common Stock may also act as an underwriter of the Fund’s preferred shares.
CUSTODIAN AND TRANSFER AGENT
          State Street Bank & Trust Company is the custodian and accounting agent of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes net asset value per share daily. State Street is located at 1776 Heritage Drive, North Quincy, MA 02171.
          EquiServe Trust Company, N.A., a fully owned subsidiary of Computershare Shareholder Services, Inc., serves as the transfer agent of the Fund. EquiServe is located at 250 Royall Street, Canton, MA 02021.
LEGAL OPINIONS
          Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Dechert LLP, New York, New York, and for the Underwriters by Clifford Chance US LLP, New York, New York. Dechert LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard LLP.

LEGAL PROCEEDINGS
          On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. (“AIG”) as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York’s Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.
          AIG is the indirect parent company and an affiliated person of SAAMCo. Neither SAAMCo or its respective officers and directors nor the Fund have been named in the complaint, and the complaint does not seek any penalties against them.
          In SAAMCo’s view, the matters alleged in the lawsuit are not material in relation to its financial position or its ability to provide services to the Fund. Due to a provision in the law governing the operation of mutual funds and closed-end funds, however, if the lawsuit results in an injunction being entered against AIG, then SAAMCo will need to obtain permission from the Securities and Exchange Commission to continue to service the Fund. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.
THE FUND’S PRIVACY POLICY
          The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission.
          SAAMCo collects nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms; and

•	Information about your Fund transactions with us or others, including your financial adviser.
          SAAMCo will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

•	SAAMCo receives your prior written consent;

•	SAAMCo believes the recipient is your authorized representative;

•	SAAMCo is permitted by law to disclose the information to the recipient in order to service your account(s); or

•	SAAMCo is required by law to disclose information to the recipient.
          If you sell your interest in the Fund, close your account(s) or become an inactive customer, SAAMCo will adhere to the privacy policies and practices as described in this notice. SAAMCo restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.
REPORTS TO SHAREHOLDERS
          The Fund will send to Common Stock Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.
ADDITIONAL INFORMATION
          The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (800) 858-8850.
          Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

          Until                     , 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
                                Shares
SunAmerica Focused Alpha Growth Fund, Inc.
Common Stock
$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.
A.G. Edwards
Advest, Inc.
Robert W. Baird & Co.
Banc of America Securities LLC
H&R Block Financial Advisors, Inc.
Ferris, Baker Watts
Incorporated
Janney Montgomery Scott LLC
KeyBanc Capital Markets
Morgan Keegan & Company, Inc.
Oppenheimer & Co.
Stifel, Nicolaus & Company
Incorporated
SunTrust Robinson Humphrey
Wedbush Morgan Securities Inc.
Wells Fargo Securities
                    , 2005
SGRED-6/05

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.
Subject to Completion, dated                     , 2005
STATEMENT OF ADDITIONAL INFORMATION
                        , 2005
SunAmerica Focused Alpha Growth Fund, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
(800) 858-8850

          This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of the SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”), dated                     , 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (800) 858-8850 (toll-free).
          The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
          Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
          Primary investment strategies are described in the prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. SAAMCo and/or the Subadvisers may, but is not required to, buy any of the following instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund’s investment objectives.
Borrowings and Preferred Shares
          The Fund may (if SAAMCo determines such action to be appropriate), but does not currently intend to, borrow funds for investment purposes and/or issue debt securities or preferred shares in an aggregate amount of approximately 33 1/3% of its total assets to purchase additional securities. These practices are known as “leverage.” The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as SAAMCo may from time to time determine. Changes in the value of the Fund’s investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the Common Stockholders of Common Stock. If there is a net decrease, or increase, in the value of the Fund’s investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to SAAMCo for advisory and administrative services and the Subadvisers for subadvisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including the proceeds from the issuance of preferred shares and other leverage. Although the Fund is able to issue preferred shares in an amount up to 50% of its total assets, the Fund anticipates that it would not offer preferred shares representing more than 33 1/3% of the Fund’s total assets immediately after the issuance of the preferred shares.
          Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund is not permitted to (i) issue preferred shares, unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares or (ii) issue any senior security representing indebtedness of the Fund, unless immediately after such issuance the value of the Fund’s total assets is at least 300% of the face amount of such indebtedness. In addition, in the event that the Fund does issue any preferred shares or senior securities representing indebtedness, the Fund will not be able to (i) pay dividends or declare any other distribution on any preferred shares or the common shares unless at the time of declaration of dividend or other distribution the value of the Fund’s total assets is at least 200% of the liquidation value of preferred shares after giving effect to the dividend or other distribution. or (ii) pay dividends or declare any other distribution on any senior security representing indebtedness or the common shares unless at the time of declaration of a dividend or other distribution the value of the Fund’s total assets is at least 300% of the face amount of such indebtedness after giving effect to the dividend or other distribution.
Derivative Instruments
          Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the United States or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments

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(other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter (“OTC”) derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the Securities and Exchange Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.
          Foreign exchange traded futures contracts and options thereon may be used only if a Subadviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.
          A put option on a security may be written if a Subadviser intends to acquire the security. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.
Credit Derivatives
          The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.
          In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to

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buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.
Interest Rate Swaps and Options Thereon (“Swaptions”)
          The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.
          An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.
          A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.
          A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.
          It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the Subadvisers expect to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).
Corporate Bonds and Other Debt Securities
          The Fund may invest in corporate bonds, including below investment grade quality bonds, commonly known as “junk bonds” (“Non-Investment Grade Bonds”). The Fund will not invest more than 10% of its total assets at the time of acquisition in Non-Investment Grade Bonds. Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital

3

appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.
          Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. A Subadviser seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.
          The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on a Subadviser’s research and analysis when investing in Non-Investment Grade Bonds. A Subadviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.
          A general description of the ratings of securities by Moody’s Investor Service (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) and Fitch Ratings (“Fitch”) is set forth in Appendix A to this SAI. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Subadvisers do not rely solely on credit ratings when selecting securities for the Fund, and develops their own independent analysis of issuer credit quality.
          In the event that a rating agency, or a Subadviser, downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, a Subadviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

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Investment Restrictions

Fundamental Restrictions
          The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Borrow money, except as permitted by the 1940 Act. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements; (c) lending its portfolio securities; (d) as otherwise permitted by exemptive order of the Securities and Exchange Commission;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

(8) Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries.

Nonfundamental Restriction
          The Fund has adopted the following nonfundamental investment policy which may be changed by the Board of Directors without approval of the Fund’s shareholders. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the

5

requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
          Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by a Subadviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.
Portfolio Turnover
          Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains. Neither Subadviser will consider portfolio turnover as a limiting factor in the management of the Fund.
Temporary Borrowings
          The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.
ADDITIONAL RISK FACTORS
Leverage Risk
          If the Fund borrows for investment purposes and/or issues preferred shares, the Fund will be subject to Leverage Risk. Although the use of leverage by the Fund may create an opportunity for higher total return for the shares of common stock, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Fund’s return on its shares of common stock will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with leverage proceeds does not cover the cost of leverage, the return on the Fund’s shares of common stock will be less than if leverage had not been used. In these circumstances, SAAMCo in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stock Shareholders including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Fund must pay will reduce the return to the shareholders of common stock;

6

•	the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the shares of common stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares of common stock;

•	when the Fund uses financial leverage, the investment advisory fees payable to SAAMCo will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce the Fund’s total return.

          Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the Investment Company Act. SAAMCo does not believe that these covenants or guidelines will impede the Subadvisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Credit Risk
          Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of the Fund’s preferred shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Stock. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.
Interest Rate Risk
          Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Stock may decline if market

7

interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.
Convertible Securities Risk
          The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.
          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.
DIRECTORS AND OFFICERS
          The Directors of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Directors and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

8

Interested Directors And Officers

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex
	Held with	Time		(2)Overseen
Name, Age & Address	Fund	Served(1)	Principal Occupation(s) During Past 5 Years	by Director

Peter A. Harbeck(3) DOB: January 23, 1954	Director	May 2005 to Present	President, CEO and Director, SAAMCo (August 1995 to present); Director, AIG SunAmerica Capital Services, Inc. (“SACS”) (August 1993 to present); President and CEO, AIG Advisor Group, Inc. (June 2004 to present).	86
Vincent Marra DOB: May 28, 1950	President	May 2005 to Present	Senior Vice President and Chief Operating Officer, SAAMCo (February 2003 to Present); Chief Administrative Officer, Chief Operating Officer and Chief Financial Officer, Carret & Co. LLC (June 2002 to February 2003); President and Chief Operating Officer, Bowne Digital Solutions (1999 to May 2002)	N/A
Thomas Lynch DOB: February 9, 1970	Secretary	May 2005 to Present	Assistant Counsel, SAAMCo (February 2003 to Present); Pioneer Investment Management, Inc. (Associate Counsel) (September 2000 to February 2003) Senior Legal Products Manager, Fidelity Investments (March 1998 to August 2000)	N/A
Donna M. Handel DOB: June 25, 1966	Treasurer	May 2005 to Present	Senior Vice President, SAAMCo (December 2004 to Present); Vice President, SAAMCo (1997 to December 2004)	N/A
Disinterested Directors

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex
	Held with	Time	Principal Occupation(s) During	Overseen by
Name, Age & Address	Funds(4)	Served(1)	Past 5 Years	Director	Other Directorships Held

Jeffery S. Burum February 27, 1963	Director	June 2005 to Present	Founder and CEO of National Housing Development Corporation (January 2000 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (January 2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (June 1990 to Present)	37	None
Dr. Judith L. Craven October 6, 1945	Director	June 2005 to Present	Retired	77	Director, A.G. Belo Corporation

(1992 to present); Director, Sysco Corporation (1996 to
present); Director, Luby’s Inc. (1998 to present); Director, University of Texas Board of Regents (May 2001 to present).
William F. Devin December 30, 1938	Director	June 2005 to Present	Retired	77	Member of the Board of Governors, Boston Stock Exchange (1985-present).

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		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex
	Held with	Time	Principal Occupation(s) During	Overseen by
Name, Age & Address	Funds(4)	Served(1)	Past 5 Years	Director	Other Directorships Held

	Chairman of the Board		Attorney, solo practitioner	47	Director, North European Oil Royal Trust.
Samuel M. Eisenstat March 7, 1940	Director	June 2005 to Present	Associate, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau Brummel-SoHo LLC (licensing of menswear specialty retailing and other activities) (June 1988 to present)	47	None
Stephen J. Gutman May 10, 1943	Director	June 2005 to Present	President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001); Vice Chairman, Bank Boston Corporation (1993 to 1998)	47	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (March 2005 to Present); Director, Boston Private Financial Holdings (October 2004 to Present)
William J. Shea DOB: February 9, 1948		June 2005 to Present

(1)	Directors serve until their successors are duly elected and qualified

(2)	The “Fund Complex” consists of all registered investment companies for which SAAMCo or an affiliated person of SAAMCo serves as investment adviser. The “Fund Complex” includes the Fund (1 fund), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (15 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (4 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (24 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Season Series Trust (24 portfolios).

(3)	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SAAMCo and Director of SACS.

(4)	After a Director’s initial term, each Director is expected to serve a three-year term concurrent with the class of Directors for which he serves:

-	Messrs. Burum and Devin, as Class I Directors, are expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders

-	Dr. Craven and Mr. Shea, as Class II Directors, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders

-	Messrs. Eisenstat, Gutman and Harbeck, as Class III Directors, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders
          The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund’s Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SAAMCo and distributed by SACS and other affiliates of AIG SunAmerica Inc.
          The Board of Directors has established four committees, i.e., Audit, Nominating Compensation, Ethics and Governance.
          Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent auditors; directing investigations into matters within the scope of the independent auditors’

10

duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non audit fees; and preparing and submitting Committee minutes to the full Board. Since the Fund has not yet commenced operations, the Audit Committee has not yet met.
          Two Disinterested Directors serve on the Nominating and Compensation Committee. The Nominating and Compensation Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholder meetings. The Nominating and Compensation Committee does not normally consider candidates proposed by shareholders for election as Director. Members of the Nominating and Compensation Committee receive an aggregate of $[Insert] in annual compensation for serving on the Nominating and Compensation Committee. Since the Fund has not yet commenced operations, the Nominating and Compensation Committee has not yet met.
          The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee is also responsible for reviewing the ethical standards of all Fund service providers as they apply to the Fund; evaluating and, if necessary, investigating situations that raise or appear to raise ethical concerns; and reporting their findings and recommendations to the Board of Directors. The Ethics Committee will inform the Board of Directors of violations or waivers to the code, as appropriate. Since the Fund has not yet commenced operations, the Ethics Committee has not yet met.
          The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. Since the Fund has not yet commenced operations, the Governance Committee has not yet met.
Share Ownership
          As of the date of this SAI, the Directors and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. On                     , 2005, [Insert] purchased $100,000 in shares of the Fund at an initial subscription price of $           per share and was the sole shareholder as of this date.
Compensation of Officers and Directors
          The Fund pays the fees and expenses of those Directors who are not Interested Persons (the “Disinterested Directors”). The Directors who are Interested Persons receive no compensation from the Fund. Disinterested Directors receive an annual retainer of $5,000 ($7,500 for the Chairman of the Fund) for serving as a Director. Each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat also receives an aggregate of $2,000 in annual compensation for serving as Chairman of the retail funds in the SAMF Complex. Officers of the Company receive no direct remuneration in such capacity from the Fund.

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          The following table sets forth certain information regarding the estimated compensation of the Fund’s Disinterested Directors for the calendar year ending December 31, 2005.

		Pension or		Aggregate
	Aggregate	Retirement Benefits	Estimated Annual	Compensation From
	Compensation from	Accrued as Part of	Benefits upon	the Fund Complex
	the Fund	Fund Expenses	Retirement	Paid to Directors

Jeffery S. Burum	$5,000	—	—	$61,683
Dr. Judith L. Craven	$5,000	—	—	$148,269
William F. Devin	$5,000	—	—	$150,369
Samuel M. Eisenstat	$7,500	—	—	$121,957
Stephen J. Gutman	$5,000	—	—	$96,100
William J. Shea	$5,000	—	—	16,783
Code of Ethics
          The Fund and SAAMCo have adopted a written Code of Ethics (the “SAAMCo Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person is defined in the SAAMCo Code as: (1) any trustee, director, officer, general partner or advisory person of the Fund or SAAMCo; (2) any director or officer of the AIG SunAmerica Capital Services, Inc. who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the review officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SAAMCo, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Fund. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. SAAMCo reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SAAMCo Code by Access Persons of the Fund or SAAMCo during the quarter.
          The Subadvisers have each adopted a written Code of Ethics, and have represented that the provisions of such Codes of Ethics comply with the requirements of Rule 17j-1 of the 1940 Act. Further, the Subadvisers report to SAAMCo on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SAAMCo reports to the Board of Directors as to whether there were any violations of such Codes by Access Persons of the Fund or SAAMCo.
          The code of ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.
Proxy Voting Policy
          Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Fund and the Fund’s investment adviser. The policies and procedures enable the Fund to vote proxies in a manner consistent with the best interests of the Fund’s shareholders.

12

          The Fund has retained a proxy voting service, the Investor Responsibility Research Center (the “IRRC”), to effect votes on behalf of the Fund according to the Fund’s policies and procedures, and to assist the Fund with recordkeeping of proxy votes.
          Except as otherwise described below regarding case-by-case voting matters and when conflicts of interest arises, neither SAAMCo nor any Subadviser has discretion concerning proxy voting decisions.
          Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors the Subadvisers consider are the quality and depth of the company’s management. In holding portfolio securities, the Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund’s policies and procedures therefore provide that the Fund will generally vote in support of management recommendations on most corporate matters. When the Fund’s Subadvisers are dissatisfied with a company’s management, the Fund typically will sell the holding.
          Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Fund may request guidance or a recommendation from the proxy voting committee, or other appropriate personnel of SAAMCo and/or the Subadvisers of the Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund’s shareholders.
          Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote with management recommendations on most corporate matters;

•	Vote with management recommendations on proposals to increase or decrease authorized common stock;

•	Vote against the authorization of preferred stock if the Company’s board has unlimited rights to set the terms and conditions of the shares;

•	Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Vote against most shareholder proposals;

•	Abstain from voting on social responsibility or environmental matters, unless the fund’s objective is directly related to the social or environmental matter in question;((5))

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;((6)) and

•	May vote in favor of or against proposals relating to stock option plans and other management compensation issues depending on the details of the plan.

(5) In these circumstances, the Fund will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Fund’s overall investment evaluation of whether to retain or sell the company’s securities. The Fund will either retain or sell the securities according to the best interests of the Fund’s shareholders.
(6) The Board of Directors has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

13

          Conflicts of Interest. Senior management of the Fund and SAAMCo, including members of the proxy voting committee and legal and compliance personnel, and in consultation with the Subadvisers, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third party. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.
          However, if a situation arises where a vote presents a conflict between the interests of the Fund’s Stockholders and the interests of SAAMCo, and the conflict is known to the Fund, senior management of the Fund and SAAMCo, including the proxy voting committee, will be consulted. Any Individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund’s shareholders.
          Proxy Voting Records. IRRC will maintain records of voting decisions for each vote cast on behalf of the Fund. Pursuant to SEC requirements, on an annual basis the Fund will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC’s website at http://www.sec.gov.
INVESTMENT ADVISORY AND OTHER SERVICES
          SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, serves as investment adviser to the Fund. SAAMCo was organized as a Delaware corporation in 1982. It is an indirect, wholly owned subsidiary of AIG SunAmerica, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. SAAMCo provides investment advice and management services to mutual funds and private accounts. As of March 31, 2005, SAAMCo managed, advised or administered assets of more than $41 billion.
          The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by SAAMCo under the Advisory Agreement and the Administration Agreement. Except to the extent otherwise specified in those agreements, the Fund pays, or causes to be paid, all other expenses of the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation.
          The Fund will pay organizational expenses and offering costs of the Fund (other than the sales load) up to an aggregate of $0.04 per share of the Fund’s common stock. SAAMCo has agreed to pay organizational expenses and offering costs of the Fund to the extent they exceed $0.04 per share of the Fund’s common stock. The aggregate organizational expenses and offering costs to be incurred by the Fund are currently estimated to be $          (including amounts incurred by SAAMCo on behalf of the Fund).

14

          Pursuant to its investment advisory agreement (“Advisory Agreement”) with the Fund, SAAMCo oversees the administration of certain aspects of the business and affairs of the Fund, and selects, contracts with and compensates the Subadvisers to manage the Fund’s assets. SAAMCo monitors the compliance of the Subadvisers with the investment objective and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically on such performance to the Board of Directors. Pursuant to the Advisory Agreement, the Fund will pay SAAMCo a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund. The Advisory Agreement provides that SAAMCo can select, subject to the approval of the Board of Directors but without shareholder approval, new unaffiliated Subadvisers for the Fund, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement if the Securities and Exchange Commission grants it exemptive relief to do so.
          Marsico and Baron have been retained by SAAMCo as the Subadvisers to the Fund to manage the investment and reinvestment of the Fund’s assets.
          Marsico is a Delaware limited liability company and a wholly-owned indirect subsidiary of Bank of America Corp. and is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. As of March 31, 2005, Marsico had approximately $46 billion in assets under management.
          Baron is a New York corporation located at 767 5th Avenue, 49th Floor, New York, New York 10153. As of March 31, 2005, Baron had approximately $11.6 billion in assets under management.
          Pursuant to the investment subadvisory agreements (“Subadvisory Agreements”) between SAAMCo and Marsico and Baron, respectively, Marsico and Baron select the investments made by the Fund. Pursuant to the Subadvisory Agreements, SAAMCo will pay Marsico and Baron a fee equal to a percentage of the average daily total assets of the Fund allocated to the Subadviser.
Portfolio Managers

Other Managed Accounts
          The Subadvisers are primarily responsible for the day-to-day investment and reinvestment of the Fund’s assets and are often engaged in the management of various other accounts. The total number of other accounts managed by each portfolio manager (whether managed as part of a team or individually) and the total assets in those accounts, as of March 31, 2005, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

Other Managed Accounts
(As of March 31, 2005)
		Registered Investment		Other Pooled Investment
		Companies		Vehicles		Other Accounts

		No. of		No. of		No. of
Subadviser	Portfolio Manager	Accounts	Assets	Accounts	Total Assets	Accounts	Total Assets

			(in $millions)		(in $millions)		(in $millions)
Marsico	Marsico, Thomas F.	30	22,310	12	1,666	171	17,766
Baron	Baron, Ronald	6	7,546	3	117	52	471

Potential Conflicts of Interest
          As shown in the tables above, the portfolio managers are responsible for managing other accounts (“Other Managed Accounts”) in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Accounts.

•	Trade Allocations. One situation where a conflict may arise between the Fund and an Other Managed Account is in the allocation of trades among the Fund and the Other Managed Account. For example, a Subadviser may determine that there is a security that is suitable for the Fund as well as for Other Managed Accounts of a Subadviser, which have

15

similar investment objectives. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Fund and the Subadvisers have adopted policies and procedures regarding the allocation of trades, which generally require that securities be allocated among the Fund and Other Managed Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The portfolio managers’ management of the Fund and Other Managed Accounts may result in portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Managed Accounts if the Fund and Other Managed Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Subadvisers seek to manage such competing interest for the time and attention of the portfolio managers. For example, certain Subadvisers may have their portfolio managers focus on a particular investment strategy or investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. In such cases, portfolio holdings, position sizes, and industry and sector exposure tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally, a Subadviser’s code of ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, there is no assurance that the Subadvisers’ codes of ethics will eliminate such conflicts.

          Other than the conflicts described above, the Fund is not aware of any material conflicts that may arise in the connection with each Subadviser’s management of the Fund’s investments and such Other Accounts.
Compensation

Marsico
          Marsico’s portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution.
          Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.
          Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico’s Investment Team, contributions to Marsico’s overall investment performance, discrete securities analysis, and other factors.
          In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

16

Baron
          Mr. Baron’s compensation is fixed, based on a three-year contract that expires February 28, 2006. His compensation includes a fixed base salary and a fixed bonus that is roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron’s role as Baron’s founder, chief executive officer, chief investment officer and his position as portfolio manager for the majority of Baron’s assets under management. Consideration was given to Mr. Baron’s reputation, the long-term performance records of the funds under his management and the profitability of Baron. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron.
Investment Advisory Services
          Under the general supervision of the Board of Directors, SAAMCo supervises the daily business affairs of the Fund and provides various administrative services to the Funds. SAAMCo has delegated portfolio management responsibilities to the Subadvisers. The Subadvisers are responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates for their respective portion of the Fund.
Board Approval of the Advisory Agreement and Subadvisory Agreements
          The Board of Directors (the “Board”), including the Directors that are not interested persons of the Fund (the “Disinterested Directors”), approved the Investment Advisory and Management Agreement between the Fund and SAAMCo (the “Advisory Agreement”) for an initial period of two years, at a meeting held on June 17, 2005. At this same meeting the Board also approved form of Subadvisory Agreements between BAMCO, Inc. (“Baron”) and SAAMCo, and Marsico Capital Management, LLC (“Marsico”) and SAAMCo with respect to the Fund. The Advisory Agreement and Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”
          In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board received materials for its consideration of the following: (1) the nature, extent and quality of services to be provided by SAAMCo and the Subadvisers; (2) the costs of services to be provided and benefits realized by SAAMCo and the Subadvisers, including a comparison of fees with those of other advisers; (3) the terms of the Advisory and Subadvisory Agreements; (4) economies of scale; (5) SAAMCo and the Subadvisers overall organizations, including the management personnel and operations; and (6) the investment performance of the Subadvisers as compared to their appropriate indices. Experienced counsel that is independent of SAAMCo provided guidance to the Disinterested Directors. These factors, as described in more detail below were considered by the Board.
          A.     Nature, Extent and Quality of Services
          The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by the advisers. In making its evaluation, the Board considered that SAAMCo would act as investment manager and adviser to the Fund, and would be responsible for managing the daily business affairs of the Fund including obtaining and evaluating economic, statistical, and financial information and to formulate and implement investment policies for the Fund. Additionally, SAAMCo would be responsible for monitoring and reviewing the activities of the Subadvisers. Finally, the Board noted that SAAMCo would provide administrative services to the Fund pursuant to a separate Administrative Services Agreement.
          The Board also considered the nature, quality and extent of services to be provided by each Subadviser. The Board considered that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund. The Board reviewed each Subadviser’s history, structure and size, and investment experience. The Board was informed that in SAAMCo’s opinion, each Subadviser has the size, visibility and resources to attract and retain highly qualified investment professionals. Given that the Fund is a multi-managed fund, the Board also considered how each proposed Subadviser’s style would fit with and complement the other Subadviser to the Fund. With respect to administrative services

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to be provided by a Subadviser, the Board considered that each Subadviser provides general assistance in marketing and has developed internal procedures for monitoring compliance with investment objectives, policies and restrictions of the Fund as set forth in the prospectus.
          The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by SAAMCo and the Subadvisers and that there was a reasonable basis on which to conclude that SAAMCo and the Subadvisers would be capable of providing the high quality of investment management services expected by the Board.
          B.     The Amount and Structure of the Advisory Fees
          The Board, including the Disinterested Directors, received and reviewed information regarding the fees paid by the Fund to SAAMCo for investment advisory and management services. The Board considered this information in order to determine the reasonableness of the fees in light of the nature and quality of SAAMCo’s services and any additional benefits received by SAAMCo or its affiliates in connection with providing such services to the Fund. The Board also considered the subadvisory fees, and compared the fees to those of other advisers. With respect to the subadvisory fees the Board also considered any indirect costs and benefits of providing such subadvisory services.
          To assist in analyzing the reasonableness of the fees, the Board received reports prepared independently by Lipper. The reports compared the advisory and subadvisory fees paid out by the Fund and SAAMCo, respectively, to fees paid by Funds within its peer group. For the Advisory fee, which is to be paid by the Fund to SAAMCo, the Board considered that the proposed fee was neither the highest nor the lowest advisory fee within the Fund’s peer group, but was also less than a tenth of a percent higher than the peer group’s median fee. The Board requested additional information on Fund expenses to be provided by SAAMCo. Specifically, the Board requested comparative fee information be obtained from Lipper addressing actual total expenses, as well as actual and allowable 12b-1 and non-12b-1 fees.
          In a memo prepared by SAAMCo and presented to the Board, SAAMCo stated that the advisory fee rates for each Subadviser were negotiated based on the consideration of a variety of factors, including: the value of the services provided, the competitive environment in which the Fund is marketed; the investment characteristics of the Fund relative to other similar funds in its category as tracked by Lipper and fees charged to comparable funds.
          In considering the Subadvisory fees, the Board, including the Disinterested Directors, considered that the Fund pays a fee to SAAMCo pursuant to the Advisory Agreement, and that, in turn, SAAMCo rather than the Fund pays a fee to each Subadviser. Therefore, the Board considered the amount retained by SAAMCo and the fee paid to the Subadviser with respect to the different services provided by the Subadviser.
          On the basis of the information considered, the Board was satisfied that the advisory and subadvisory fees were fair in light of the usual and customary charges made for services of similar nature and quality.
          C.     Terms of the Advisory Agreements
          The Board, including the Disinterested Directors, received a draft of the proposed Advisory Agreements. The Board considered that the Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. The Board further considered that they may be renewed from year to year, so long as their continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act and that the Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement.
          In reviewing the terms of the Advisory Agreement, the Board considered that SAAMCo pays all of its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the Directors and Officers who are employees of SAAMCo. The Board also considered the termination and liability provisions of the Advisory Agreement.

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          With respect to the Subadvisory Agreements, the Board further considered, that under the terms of each Subadvisory Agreement, no Subadviser is liable to the Fund, or its shareholders, for any act or omission by the Subadviser or for any losses sustained by the Fund, or its shareholders, except in the case of willful misfeaseance, bad faith, gross negligence or reckless disregard of obligations or duties. The Board also considered that each Subadvisory Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations.
          D.     Economies of Scale
          The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there is a potential for future realization of economies of scale with respect to the Funds. The Board concluded that any potential economies of scale are being shared between shareholders and SAAMCo in an appropriate manner. The Board considered that the Fund in the AIG SunAmerica complex share common resources and as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of the AIG SunAmerica complex as it adds labor and capital to expand the scale of operations.
          The Board considered that the advisory fee structure of the Advisory Agreements were reasonable and that no changes were currently necessary to further reflect economies of scale. The Board noted that it would continue to review fees, including breakpoints and expense caps in connection with contract renewals.
          E.     Compliance
          The Board considered each Adviser’s Code of Ethics, as well as their compliance and regulatory history, including information concerning their involvement in any regulatory actions or investigations. In addition, the Board considered each Adviser’s compliance staff, which would be responsible for providing compliance functions for each respective Adviser. The Board further considered that SAAMCo’s compliance staff would be responsible for providing compliance functions on behalf of the Fund.
          F.     The Overall Organization of the Investment Adviser
          The Board, including the Disinterested Directors, considered the benefits to shareholders of investing in a Fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board also considered SAAMCo’s experience in providing management and investment advisory services to individuals, pension, corporate and trust accounts, including approximately 130 mutual funds (not including the Fund), and the fact that SAAMCo currently manages, advises and/or administers approximately $41 billion. The Board also considered SAAMCo’s relationships with its affiliates and the resources available to them.
          G.     Investment Performance
          The Board, including the Disinterested Directors, received information regarding investment performance of the proposed Subadvisers. The Board considered information prepared by SAAMCo, based on information provided by Morningstar, a provider of investment company data. Specifically, the Board considered each subadvisers historical performance, as measured by net total return as compared to their appropriate indices. For Marsico, the Board considered that its net total return on a similarly managed focused style account had outperformed both the Russell 1000 Growth Index and the Lipper Large-Cap Growth Index for each of the last six calendar years. For Baron, the Board considered that its net total return on a similarly managed focused style account had outperformed the Russell 2500 Growth Index and the Lipper Small-Cap Growth Index over each of the past three years.
          H.     Conclusion
          Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Board, including the Disinterested Directors, were satisfied that the terms of the Advisory Agreements

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were fair and in the best interest of the Fund and its shareholders, and that the advisory and subadvisory fee rates provided in the Advisory Agreements are acceptable in light of the usual and customary charges made for services of similar nature and quality. In arriving at a decision to approve the Advisory Agreements, the Board did not identify any single factor or group of factors as being more important than the others, but considered all factors together.
Administrative Services
          SAAMCo also serves as administrator to the Fund. Under the Administration Agreement, SAAMCo is responsible for performing administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board. SAAMCo will provide the Fund with regulatory reporting, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. SAAMCo’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, SAAMCo is entitled to receive a monthly fee at the annual rate of .04% of the Fund’s average daily total assets.

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DETERMINATION OF NET ASSET VALUE
          Shares of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.
          Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
          Non-convertible bonds and debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available. In circumstances where the Investment Adviser or a Subadviser deems it appropriate to do so, an over-the-counter or exchange quotation (at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type) may be used.
          As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. The Fund may invest in foreign securities.
          U.S. Treasury bills, and other obligations issued by the U.S. government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Fund’s total assets.
          The Fund’s liabilities, including proper accruals of expense items, are deducted from total assets.

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PORTFOLIO TRADING
          Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Subadvisers. Each Subadviser is also responsible for the execution of transactions for all other accounts managed by it. Each Subadviser generally aggregates the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms and allocates the orders across all participating accounts prior to execution. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SAAMCo or one of the Subadvisers. Accounts that are considered to be managed in the same investment style (based on investment objectives, time horizons, tax considerations, etc.) will generally be allocated on a pro rata basis. The Subadvisers use their best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, each Subadvisers will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services, the value of the brokerage and research services provided, the responsiveness of the firm to the Subadviser, the actual price of the security, the commission rates charged, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.
          Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.
          Fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.
          Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Subadvisers, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Subadviser’s clients in part for providing brokerage and research services to the Subadviser.
          As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each Subadviser may use brokers or dealers who provide additional brokerage or research services and charge commissions in excess of other brokers or dealers (soft dollar arrangements) if it determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Subadviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Subadviser need not attempt to place a specific dollar value on the brokerage and research services provided or to determine

22

what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.
          It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Subadvisers receive Research Services from many broker-dealer firms with which the Subadvisers place the Fund’s transactions and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by a Subadviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Subadvisers in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. Each Subadviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Subadviser believes are useful or of value to it in rendering investment advisory services to its clients. If only part of the Research Services provided are used to assist in the investment decision-making process, the percentage of permitted use must be determined and the remainder paid for with hard dollars.
          The Fund and each Subadviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Subadviser in connection with its investment responsibilities.
          Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by a Subadviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Subadvisers will allocate the security transactions (including initial public offerings and other new issues) in a manner which it believes to be fair and equitable under the circumstances and in accordance with applicable laws and regulations. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Generally, participating accounts will receive the weighted average execution price per broker for the day and will pay the commissions, fees and other charges on a weighted average basis. However there may be instances where a smaller account receives its entire allocation before a larger account in order to minimize transaction costs or an account that specializes or concentrates holdings in a particular industry is given priority in allocation over other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Directors of the Fund that the benefits received from each Subadviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

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TAXES
          The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income from an interest in a “qualified publicly traded partnership,” as defined in the Code; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies), of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. For purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a “qualified publicly traded partnership.” To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
          In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax.
          If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividend income” in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
          Distributions from the Fund derived from investment income and net short-term capital gains, as described below generally will be taxable to Common Stock Shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Common Stock Shareholders as long-term capital gain, regardless of how long a Common Stock Shareholder has held the shares in the Fund.
          If a Common Stock Shareholder’s distributions are automatically reinvested pursuant to the Plan the Common Stock Shareholder will generally be treated as having received a taxable distribution in the

24

amount of the cash dividend that the Common Stock Shareholder would have received if the shareholder had elected to receive cash.
          Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Stock Shareholder and the Fund and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. These special rules relating to the taxation of ordinary income dividends generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislature action is taken.
          A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.
          The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
          The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.
          Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.
          Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

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          The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.
          If the Fund invests in “qualified publicly traded partnerships,” the separate treatment for publicly traded partnerships under the passive activity rules of the Code would apply to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.
          The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
          Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Common Stock Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.
          If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify for the reduced tax rates applicable to qualified dividend income.
          The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after December 31, 2008 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.
          Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a

26

sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.
          Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.
          Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently 28%). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
          Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
          The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Foreign investors should note that there may be U.S. tax withholdings on all or a portion of distributions paid to them. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.
          The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, if the Fund has more then one class of shares, the Fund intends to designate a portion of its distributions in capital gain dividends in accordance with the IRS position.

27

State And Local Taxes
          Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.
OTHER INFORMATION
          The Fund is a corporation organized under the laws of the state of Maryland pursuant to Articles of Incorporation dated May 18, 2005 and filed with the State Department of Assessments and Taxation of Maryland on that date. The Articles of Incorporation provide that the Directors of the Fund may authorize separate classes of shares; approve the Articles to increase or decrease the approved number of shares of stock of the Fund or the number of shares of any class that the Fund has authority to issue; and classify or reclassify any unissued shares by action of the Board of Directors. The Directors have currently authorized 200,000,000 shares of common stock (par value $.001 per share), amounting in an aggregate par value of $200,000. The Fund intends to hold annual meetings of Common Stock Shareholders in compliance with the requirements of the New York Stock Exchange.
          The Articles provide that the Directors will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Directors did not have reasonable cause to believe that such actions were unlawful; but nothing in the Articles protects a Director against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Directors.
          The Articles provide that no person shall serve as a Director if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose.
          The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its Rules and Regulations.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          To be filed by amendment.

28

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
                    , 2005

ASSETS:
Cash	$
LIABILITIES	$

NET ASSETS	$

COMPONENTS OF NET ASSETS:
Paid in capital	$

NET ASSETS	$

Shares of common stock outstanding, $.001 par value, shares authorized

Net asset value per investor share	$

See accompanying notes to statement of assets and liabilities.

29

APPENDIX A
RATINGS
MOODY’S INVESTORS SERVICE, INC.
Long-Term Debt Securities and Preferred Stock Ratings
          AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
          AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
          A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
          BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds and preferred stock lack outstanding investment characteristics and in fact have speculative characteristics as well.
          BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
          B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
          CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
          CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
          C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
          The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.
          Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
          Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Short-Term Debt Securities Ratings
          Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.
          Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
          PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.
STANDARD & POOR’S RATINGS GROUP
Investment Grade
          AAA: Debt and preferred stock rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA: Debt rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
          A: Debt and preferred stock rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
          BBB: Debt and preferred stock rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Speculative Grade
          Debt and preferred stock rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
          BB: Debt and preferred stock rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.
          B: Debt and preferred stock rated B have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
          CCC: Debt and preferred stock rated CCC have a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
          CC: The rating CC is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC debt rating.
          C: The rating C is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
          C1: The Rating C1 is reserved for income bonds on which no interest is being paid.
          D: Debt and preferred stock rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
          The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
          PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
          P: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
          L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
          NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Commercial Paper Rating Definitions
          A S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
          A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
          A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
          A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
          D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS
Investment Grade Ratings
          AAA: Bonds and preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
          AA: Bonds and preferred stocks are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
          A: Bonds and preferred stocks are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
          BBB: Bonds and preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Below Investment Grade Ratings
          BB: Bonds and preferred stocks are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.
          B: Bonds and preferred stocks are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
          CCC: Bonds and preferred stocks have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
          CC: Bonds and preferred stocks are minimally protected. Default in payment of interest and/or principal seems probable over time.
          C: Bonds and preferred stocks are in imminent default in payment of interest or principal.
          DDD, DD AND D: Bonds and preferred stocks are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.
          PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.
          NR: Indicates that Fitch does not rate the specific issue.
          CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings
          Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
          F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
          F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
          F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.
          F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.
* * * * * * *
          Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser’s judgment, analysis and experience in the evaluation of such bonds.
          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

Included in Part A:

Not applicable.

Included in Part B:

Independent Auditors’ Report†

Statement of Assets and Liabilities†

Notes to Financial Statements†

(2)	Exhibits

(a) Articles of Incorporation. Incorporated herein by reference to Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-125026 and 811-21770) as to the Registrant’s shares of common stock (“Common Stock”) filed with the Securities and Exchange Commission on May 18, 2005.

(b) Bylaws. Incorporated herein by reference to Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-125026 and 811-21770) as to the Registrant’s shares of common stock (“Common Stock”) filed with the Securities and Exchange Commission on May 18, 2005.

	(c)	Not applicable

	(d)	Not applicable

	(e)	Form of Dividend Reinvestment and Cash Purchase Plan†

	(f)	Not applicable

	(g)	(1) Form of Investment Advisory and Management Agreement†

(2) Form of Subadvisory Agreement between SAAMCo and BAMCO, Inc.†

(3) Form of Subadvisory Agreement between SAAMCo and Marsico Capital Management, LLC†

	(h)	(1) Form of Underwriting Agreement†

(2) Additional Compensation Agreement†

	(i)	Not applicable

	(j)	Form of Custody Agreement†

	(k)	(1) Form of Stock Transfer Agency Agreement†

(2) Form of Administration Agreement†

(l)	Opinion and Consent of Dechert LLP†

(m)	Not applicable

(n)	Consent of †

(o)	Not applicable

(p)	Form of Initial Subscription Agreement†

(q)	Not applicable

(r)	(1) Code of Ethics of the Fund and SAAMCo†

(2) SAAMCo’s Code of Ethics of the Principal Executive and Financial Officers of the Fund†

(3) Code of Ethics for BAMCO, Inc.†

(4) Code of Ethics for Marsico Capital Management, LLC†

(s) Power of Attorney. Incorporated herein by reference to Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-125026 and 811-21770) as to the Registrant’s shares of common stock (“Common Stock”) filed with the Securities and Exchange Commission on May 18, 2005.

†	To be filed by amendment.

Item 26. Marketing Arrangements

     See Form of Underwriting Agreement.†

Item 27. Other Expenses of Issuance and Distribution

     The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Printing (Other than Certificates)
Engraving and Printing Certificates
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous

Total	$

Item 28. Persons Controlled by or Under Common Control With Registrant

     None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of                     , 2005, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Shares of Common Stock

Item 30. Indemnification

     Article VIII of the Registrant’s Articles of Incorporation provides as follows:

Section 8.1.	Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 8.2.	Indemnification and Advance of Expenses. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 8.3	1940 Act. The provisions of this Article VIII shall be subject to the limitations of the 1940 Act.

Item 31. Business and Other Connections of Investment Adviser

     SAAMCo is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SAAMCo on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SAAMCo and other required information.

     BAMCO, Inc. and Marsico Capital Management, LLC, the subadvisers of certain portions of the Funds assets, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following subadvisers, and other required information:

File No.
BAMCO, Inc.	801-18656
Marsico Capital Management, LLC	801-54914

Item 32. Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o [Insert]. Records are also maintained at BAMCO, Inc., located at 767 5th Avenue, 49th Floor, New York, New York 10153 and Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Item 33. Management Services

     Not applicable.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of its shares of Common Stock until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b.	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

     Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Jersey City, and the state of New Jersey, on the 24th day of June, 2005.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

By:	/s/ Vincent Marra

	Name:	Vincent Marra
	Title:	President

Signature	Title	Date

* Peter A. Harbeck	Director	June 24, 2005
/s/ Vincent Marra Vincent Marra	President (Principal Executive Officer)	June 24, 2005
* Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	June 24, 2005
* Jeffrey S. Burum	Director	June 24, 2005
* Dr. Judith L. Craven	Director	June 24, 2005
* William F. Devin	Director	June 24, 2005
* Samuel M. Eisenstat	Chairman and Director	June 24, 2005
* Stephen J. Gutman	Director	June 24, 2005
* William J. Shea	Director	June 24, 2005

By:	/s/ Vincent Marra	June 24, 2005

Vincent Marra, Attorney-in-Fact

II-5